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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 3, 1998 (February 27,
1998).


                         GENERAL BINDING CORPORATION
           (Exact name of registrant as specified in its charter)


  Delaware                       0-2604                          36-0887470
  --------                       ------                          ----------
(State or other juris-         (Commission                   (IRS Employer
  diction of in-               File Number)                  Identification No.)
  corporation)


          One GBC Plaza
          Northbrook, Illinois                                          60062
          --------------------                                          -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 272-3700




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                           Form 8-K Current Report
                       For the Month of February, 1998



Item 5.   Other Events.

     On February 27, 1998 the Registrant announced that it had completed its acquisition of all of the capital stock of Ibico, AG, based in Zurich, Switzerland. The Registrant had previously reported on Form 8-K dated October 20, 1997 its intentions to complete this purchase.


Item 7.  Exhibits.

     1.   Press Release of February 27, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 General Binding Corporation
                                                 ---------------------------
                                                        (Registrant)


Date: March 3, 1998                               /s/ Steven Rubin
                                                 ---------------------------
                                                 Steven Rubin,
                                                 Vice President, Secretary
                                                 and General Counsel